Becker Value Equity Fund

Becker Small Cap Value Equity Fund

PROSPECTUS

February 28, 2006

1211 SW Fifth Avenue, Suite 2185

Portland, OR 97204

(800) 551-3998

www.beckervaluefunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

BECKER VALUE EQUITY FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Becker Value Equity Fund (the “Fund”) is long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor’s judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management’s belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with market capitalizations exceeding $1.5 billion. Although the Fund primarily will invest in large or medium-sized companies, outstanding small-cap companies will not be excluded because of size if they present opportunities for value.

Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”), equity real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”). Equity REITs are securities that sell like stocks on the major exchanges and invest directly in real estate. The Fund may invest up to 15% of its assets in ADRs, which are receipts that are issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest up to 20% of its net assets in convertible stocks, preferred stocks, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company’s prospects have diminished, or when better investment opportunities are presented.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Small and Mid-Cap Risk. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation, confiscatory taxation, or political changes could adversely affect the Fund’s investments in a foreign company.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund’s shares.

•

Real Estate Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•          Long-term investors seeking a fund with a value investment strategy

•          Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and performance table below show the variability of the Fund’s returns which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns since the inception of the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 10.66% (quarter ending December 31, 2004); and the lowest return was -3.53% (quarter ending September 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE YEARS ENDED DECEMBER 31, 2005

Becker Value Equity Fund	1 Year	Since Inception (November 3, 2003)
Return Before Taxes	9.24%	14.74%
Return After Taxes on Distributions[1]	8.09%	14.07%
Return After Taxes on Distributions and Sale of Fund Shares	6.53%	12.39%
S&P 500 (reflects no deductions for fees, expenses and taxes)	4.92%	9.84%

1             After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts

BECKER SMALL CAP VALUE EQUITY FUND

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Becker Small Cap Value Equity Fund (the “Fund”) is long-term capital appreciation.

Principal Strategies

The Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect the true value of the companies in the opinion of the Fund’s advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor’s judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management’s belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with market capitalizations that do not exceed $2.0 billion. Although the Fund primarily will invest in small-cap companies, outstanding large or medium-sized companies will not be excluded because of size if they present opportunities for value. The Fund may continue to hold the stocks of companies that were considered small-cap at the time of purchase but later increase in size to become mid- or large-cap companies.

Under normal circumstances, the Fund will invest at least 80% of its assets in small-cap equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”), real estate investment trusts (REITs), American Depository Receipts (“ADRs”). REITs are securities that sell like stocks on the major exchanges and invest in real estate directly, either through properties or mortgages. The Fund may invest up to 5% of its assets in ADRs, which are receipts that are issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may also invest up to 20% of its net assets in convertible stocks, preferred stocks, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and cash and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company’s prospects have diminished, or when better investment opportunities are presented.

Principal Risks of Investing in the Fund

•

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•

Management Risk. The advisor’s value-oriented approach may fail to produce the intended results. If the advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Small-Cap Risk. Stocks of small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund’s share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund’s shares.

•

Real Estate Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•        Long-term investors seeking a fund with a value investment strategy

•        Investors who can tolerate the risks associated with common stock investments

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

The bar chart and performance table below show the variability of the Fund’s returns which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns since the inception of the Fund. The performance table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

During the period shown, the highest return for a quarter was 3.73% (quarter ending December 31, 2005); and the lowest return was -3.70% (quarter ending March 31, 2005).

AVERAGE ANNUAL TOTAL RETURNS

FOR THE YEAR ENDED DECEMBER 31, 2005

Becker Small Cap Value Equity Fund	1 Year
Return Before Taxes	2.90%
Return After Taxes on Distributions[1]	2.11%
Return After Taxes on Distributions and Sale of Fund Shares	2.02%
Indexes (reflects no deductions for fees, expenses and taxes)
Russell 2000 Index[2]	4.55%
Russell 2000 Value Index[2]	4.71%

1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Russell 2000 Index consists of the 2000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index consists of those companies in the Russell 2000 Index with lower price to book values and lower forecasted growth. Each of these indexes is unmanaged, and the performance of each does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you would pay if you buy and hold shares of a Fund.

Shareholder Fees                                          Value Equity Fund                                    Small Cap Value

(fees paid directly from your investment)                                                                                        Equity Fund

Maximum Sales Charge (Load) Imposed on Purchases	NONE[3]	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee[1,2]	(0.53%)	(9.25%)
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses                 Value Equity Fund                                    Small Cap Value

(expenses that are deducted from Fund assets)                                                                                        Equity Fund

Management Fee	1.00%[3]	1.20%
Distribution and/or Service (12b-1) Fees	NONE	NONE
Other Expenses	0.53%	9.25%
Total Annual Fund Operating Expenses	1.53%	10.45%
Fee Waiver[4]	(0.53%)	(9.25%)
Net Expenses	1.00%	1.20%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund charges a 1.00% redemption fee on shares redeemed within 30 calendar days after they are purchased. The Funds may waive this fee for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances.

2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Effective as of February 28, 2006, the Value Equity Fund’s management fee was reduced from 1.20% to 1.00%.

4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively, through October 31, 2006.

Example:

Based on the costs above, this example helps you compare the expenses of each Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in each Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•       a completed and signed investment application form (which accompanies this Prospectus);and

•       a check (subject to the minimum amounts) made payable to the appropriate Fund;

Mail the completed application and check to:

                              U.S. Mail:                                                                                                    Overnight:

Becker Value Equity Fund or	Becker Value Equity Fund or
Becker Small Cap Value Equity Fund	Becker Small Cap Value Equity Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46204

By Wire - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at 1-800-551-3998 to obtain instruction on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the appropriate Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

• your name
• the name of your account(s)
• your account number(s)
• a check made payable to your fund

Checks should be sent to the appropriate Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. A bank wire should be sent as outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds’ transfer agent about the IRA custodial fees.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds’ transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

                              U.S. Mail:                                                                                                    Overnight:

Becker Value Equity Fund or	Becker Value Equity Fund or
Becker Small Cap Value Equity Fund	Becker Small Cap Value Equity Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46204

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at 1-800-551-3998 if you have questions. At the discretion of the Funds or the Funds’ transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at 1-800-551-3998. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at 1-800-551-3998. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1.00% fee will be assessed against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed by a Fund to be “market-timers.”

While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Funds receive your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short-term traders, or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Funds typically distribute substantially all net investment income in the form of dividends and any net realized capital gains to their shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of net realized capital gains.

Taxes. Investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as discussed in the table below. Dividends normally will be distributed by each Fund on an annual basis.

Each Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Funds sell their assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at lower long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds’ shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “2003 Tax Act”).

*For gains realized between May 6, 2003 and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from a Fund’s investments in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, the relevant Fund also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204, www.beckercap.com, serves as investment advisor to the Funds. Becker has been providing portfolio management services since 1976 when Patrick E. Becker, Sr. founded P.E. Becker Inc., the predecessor firm to the advisor. The advisor utilizes a value-oriented investment style to provide equity and fixed income portfolio management to a select group of private wealth clients and institutional clients. As of December 31, 2005, Becker managed over $2.4 billion in assets. The advisor is 100% employee-owned.

Effective as of February 28, 2006, the advisor is entitled to receive an annual fee equal to 1.00% and 1.20% of the average daily net assets of each of the Value Equity Fund and Small Cap Value Equity Fund, respectively. The advisor contractually has agreed to waive its fee and reimburse each Fund’s expenses so that the Fund’s total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% and 1.20% of the average daily net assets each of the Value Equity Fund and Small Cap Value Equity Fund, respectively, for the fiscal year ending October 31, 2006. During the fiscal year ended October 31, 2005, the advisor earned an annual fee equal to 1.20% of the average daily net assets each of the Value Equity Fund and Small Cap Value Equity Fund, respectively.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Funds’ annual or semi-annual report, as applicable.

Portfolio Managers

The advisor’s equity investment team will be responsible for making investment recommendations for the Funds. The advisor’s portfolio managers, analysts, and traders have an average of more than 23 years industry experience, including more than 13 years with the advisor. The advisor has previously provided investment sub advisory services to two other mutual funds using a value-oriented investment strategy.

Patrick E. Becker serves as the advisor’s Chief Investment Officer. Mr. Becker has ultimate decision-making authority over all investment recommendations by the advisor’s equity team. Prior to founding Becker Capital Management, Inc., Mr. Becker was an account executive for approximately 10 years at Dean Witter and Company. Mr. Becker has over 35 years experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor. He received a bachelor’s degree from the University of Portland. He is jointly responsible for the management of both Funds.

Robert Schaeffer serves as a Vice President and Portfolio Manager for the advisor and has 31 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Value Equity Fund’s portfolio. Mr. Schaeffer joined the advisor in 1984 from the First Interstate Bank of Oregon, where he headed the Endowment and Charitable Funds Management Group and managed equity portfolios for private and institutional clients. He received a bachelor’s degree from Willamette University.

Thierry Wuilloud, CFA, serves as a Vice President and Portfolio Manager for the advisor and has 17 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Small Cap Value Equity Fund’s portfolio. Mr. Wuilloud joined the advisor in 1994 from Frank Russell Company, where he was a senior analyst in the consulting group. Prior to that time, Mr. Wuilloud was an associate in the investment banking group at Lehman Brothers. He received a master’s degree in Economics from the University of Bern and an MBA from Carnegie Mellon University. Mr. Wuilloud obtained his Chartered Financial Analyst designation in 1997.

Blake Howells, CFA, serves as a Vice President and has Director of Equity Research for the advisor and has 20 years experience as an investment professional. Mr. Howells joined the advisor in 1998 from his position as a Vice President with U.S. Bancorp’s national accounts division, where he analyzed and originated senior debt transactions. He assists with the day-to-day management of the Small Cap Fund. He received a bachelor’s degree from the University of Oregon. Mr. Howells obtained his Chartered Financial Analyst designation in 2001.

Michael A. McGarr, CFA, joined Becker in 1985 and is currently a Vice President, Senior Equity Research Analyst. He assists with the day-to-day management of the Value Equity Fund. Prior to joining the advisor, Mr. McGarr was an equity analyst with Qualivest Capital Management, the investment subsidiary of U.S. Bancorp. Mr. McGarr spent a total of six years at US Bancorp, where he also gained experience as an auditor and a government bond trader. Mr. McGarr received a B.A. from Williams College and an M.B.A. from University of Virginia’s Darden Graduate School of Business Administration.

The Funds’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the financial performance of the Value Equity Fund since its inception. Certain information reflects financial results for a single share of the Value Equity Fund. Total return represents the rate you would have earned (or lost) on an investment in the Value Equity Fund, assuming reinvestment of all dividends and distributions. The information for the period November 3, 2003 (commencement of operations) through October 31, 2004, and the fiscal year ending October 31, 2005 for the Value Equity Fund, as well as for the period January 3, 2005 (commencement of operations) through October 31, 2005 for the Small Cap Value Equity Fund, has been audited by Cohen McCurdy, Ltd., whose report, along with the Funds’ financial statements, are included in the Funds’ annual report. The annual report is available from the Funds upon request without charge.

Becker Value Equity Fund

(For a share outstanding throughout the period)

	Period Ended October 31, 2005	Period ended October 31, 2004 (a)
Selected Per Share Data		
Net asset value, beginning of period	$ 11.09	$ 10.00
Income from investment operations:		
Net investment income	0.09	0.01
Net realized and unrealized gain	1.49	1.08
Total from investment operations	1.58	1.09
Less Distributions to Shareholders		
From net investment income	(0.04)	-
From net realized gain	(0.04)	-
Total Distributions	(0.08)	-
Net asset value, end of period	$ 12.59	$ 11.09
Total Return (b)	14.24%	10.90%
Ratios and Supplemental Data		
Net assets, end of period (000)	$ 34,871	$ 20,187
Ratio of expenses to average net assets	1.00%	1.20%
Ratio of expenses to average net assets before waiver & reimbursement	1.73%	2.83%
Ratio of net investment income to average net assets	0.75%	0.14%
Ratio of net investment income to average net assets before waiver & reimbursement	0.02%	(1.49)%
Portfolio turnover rate	35.46%	26.08%

(a) For the period November 3, 2003 (commencement of operations) to October 31, 2004

(b)Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information a Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with a Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Funds’ potential investments, the Annual and Semi Annual Reports detail the Funds’ actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and, when available, the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at 1-800-551-3998. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi Annual reports will also be made available, free of charge, at the Funds’ Internet site at www.beckervaluefunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

BECKER VALUE EQUITY FUND

BECKER SMALL CAP VALUE EQUITY FUND

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2006

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Becker Value Funds’ Prospectus dated February 28, 2006. This SAI incorporates by reference the Becker Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2005. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling Shareholder Services at 1-800-551-3998.

DESCRIPTION OF THE TRUST AND THE FUNDS

The Becker Value Equity Fund (“Value Equity Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 9, 2003. The Becker Small Cap Value Equity Fund (“Small Cap Value Equity Fund”) (collectively with the Value Equity Fund, the “Funds” or each a “Fund”) was organized as a diversified series of the Trust on December 13, 2004. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The Value Equity Fund commenced operations on November 3, 2003, and the Small Cap Value Equity Fund commenced operations on January 3, 2005. The investment advisor to the Funds is Becker Capital Management, Inc. (the “Advisor”).

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Funds may offer additional classes of shares in the future.

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Funds’ transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of each Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of a Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ Prospectus. For a description of the methods used to determine the share price and value of the Funds’ assets, see “Determination of Net Asset Value” in the Funds’ Prospectus and this SAI.

The Funds may authorize one or more brokers to receive on their behalf purchase and redemption orders. Such brokers would be authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at each Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. Each Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISK

CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.

Equity securities also include exchange-traded funds (“ETFs”). ETFs include S&P Depository Receipts (“SPDRs”), Select Sector SPDRs, DIAMONDS, QQQQs, iShares, HOLDRS, Fortune e-50, streetTRACKS, VIPERs and other security baskets. For example, SPDRs are exchange-traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. The price and dividend yield of SPDRs track the movement of the appropriate S&P index relatively closely. DIAMONDS are similar to SPDRs, but own the securities consisting of all of the stocks of the Dow Jones Industrial Average. ETFs also include S&P Midcap 400, S&P Small Cap 600, and Russell 2000 Depository Receipts, and other products composed of smaller capitalization companies. These products invest in smaller capitalization companies and are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience. To the extent a Fund invests in a sector product, the Fund is subject to the risks associated with that sector. Additionally, the Funds may invest in new exchange-traded shares as they become available.

The Funds may invest in American Depository Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on a Fund’s share price.

B.      Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Funds may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent >than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities. An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities. The market for lower-rated securities may be less liquid than the market for higher-rated securities. Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting a Fund’s objective without presenting excessive risk. The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Funds and will attempt to minimize investment risk through conditions and trends. While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

C.      Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Funds. The Advisor expects, however, that generally the preferred stocks in which a Fund invests will be rated at least BBB by S&P or Baa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

D.      Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with their custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy. The Advisor monitors the creditworthiness of the banks and securities dealers with which the Funds engage in repurchase transactions.

E.      Rule 144A Securities. The Funds may invest in Rule 144A securities that the Advisor determines to be liquid. Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. Rule 144A securities are not considered to be illiquid or restricted for purposes of the Funds’ illiquid securities policy, which prohibits the Funds from purchasing illiquid securities, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees. In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

F.      Real Estate Investment Trusts. Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Equity REITs will be treated as equity securities for purposes of calculating the percentage of a Fund’s assets invested in equity securities. Mortgage REITs and hybrid REITs (which invest in mortgages and real property) will be treated as fixed income securities for purposes of calculating the percentage of a Fund’s assets invested in fixed income securities.

REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

INVESTMENT LIMITATIONS

A.    Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of a Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.      Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that a Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that a Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.      Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.      Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.      Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.      Diversification. With respect to 75% of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or >acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.      Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.      Margin Purchases. The Funds will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.       Short Sales. The Funds will not effect short sales of securities except as described in the Prospectus or the Statement of Additional Information.

5.       Options. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus or the Statement of Additional Information.

6.       Illiquid Securities. The Funds will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

7.       Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor is Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, OR 97204. Patrick E. Becker, Chairman and Chief Investment Officer of the Advisor, is the controlling shareholder of the Advisor. The Advisor is 100% employee-owned.

Under the terms of the management agreements (each an “Agreement” or collectively, the “Agreements”), the Advisor manages each Fund’s investments subject to approval of the Board of Trustees. Effective as of February 28, 2006, the Advisor will receive an annual fee from each Fund computed and accrued daily and paid monthly at an annual rate of 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively. The Advisor has contractually agreed to waive its fee, and to the extent necessary reimburse each Fund’s expenses, but only to the extent necessary to maintain the Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, at 1.00% and 1.20% of the average daily net assets of the Value Equity Fund and Small Cap Value Equity Fund, respectively, for the fiscal year ending October 31, 2006.

The following table describes the advisory fees paid to the Advisor by the Funds during the periods indicated.

                         *For the period November 3, 2003 (commencement of operation) through October 31, 2004

        *For the period January 3, 2005 (commencement of operation) through October 31, 2005

The Advisor retains the right to use the name “Becker” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “Becker” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution was prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on each Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for each Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Funds’ management agreements is contained in the Fund’s annual or semi-annual report, as applicable.

About the Portfolio Managers

Robert Schaeffer is the portfolio manager primarily responsible for the day-to-day management of the Value Equity Fund, and Patrick E. Becker jointly assists with the management of the Value Equity Fund. Thierry Wuilloud is the portfolio manager primarily responsible for the day-to-day management of the Small Cap Value Equity Fund, and Blake Howells and Mr. Becker jointly assist with the management of the Small Cap Value Equity Fund, while Michael McGarr assists with the management of the Value Equity Fund (collectively referred to as the “Portfolio Managers”). Mr. Becker is the lead member of the Advisor’s equity investment team. As of October 31, 2005, the Portfolio Managers were responsible for the management of the following types of accounts:

Each Portfolio Manager is compensated for his services by the Advisor. The Portfolio Managers’ compensation consists of a fixed salary and a discretionary bonus based on the following: (i) the Portfolio Manager’s overall contribution to client portfolios and the firm’s success, and (ii) the annual pre-tax performance of the aggregate accounts managed by such Portfolio Manager (including the Funds) as compared to the performance of an appropriate benchmark. For example, the pre-tax annual performance of the Advisor’s Large Cap Value portfolios are compared to that of the S&P 500® Index, and the bonuses of the Portfolio Managers responsible for managing such portfolios are determined accordingly (i.e., Patrick Becker, Robert Schaeffer and Michael McGarr). In the case of the Advisor’s Small Cap Value portfolios, the pre-tax performance is compared to that of the Russell 2000® and Russell 2000 Value ®Indices, and the bonuses of the Portfolio Managers responsible for managing such portfolios are determined accordingly (i.e., Patrick Becker, Thierry Wuilloud and Blake Howell). Like all employees of the Advisor, Portfolio Managers participate in the Advisor’s profit sharing and pension plans.

It is generally the Advisor’s policy that investment decisions for all accounts managed by a Portfolio Manager be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts. Each Portfolio Manager typically manages accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

Conflicts may arise as a result of a Portfolio Manager’s dual role in managing the Fund and other client accounts with respect to his allocation of time among such clients. However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap. As a result of combining responsibilities such as research and stock selection, each Portfolio Manager has the ability to provide both the Fund and other clients with more thorough research and stock selection.

To the extent that a Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, a Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata basis.

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Funds as of October 31, 2005.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees who are not interested persons of the Trust (each an “Independent Trustee” and collectively, the “Independent Trustees”).

*The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN 46204.

**The Trust currently consists of 34 series.

The Trust’s audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing each Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of each Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and each officer of the Trust.

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Freddie Jacobs, Jr., CPA (1970) Chief Financial Officer and Treasurer, July 2005 to present; Secretary, September 2004 to June 2005; Assistant Secretary, July 2005 to present

Vice President of Unified Fund Services, Inc., the Trust’s administrator, since December 2003; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975) Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005.

*The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

**The Trust refers to Unified Series Trust, which currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

*The Trust refers to Unified Series Trust, which currently consists of 34 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are the Trust expenses and each series incurs its expenses at the same rate.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the management agreement with the Advisor. As of January 30, 2006, the following shareholders were considered to be either a control person or principal shareholder of the Funds:

As of January 30, 2006, the officers and trustees of the Trust as a group beneficially own less than 1% of each Fund.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

The following table sets forth each Fund’s turnover rate for the for the periods indicated:

          *For the period November 3, 2003 (commencement of operation) through October 31, 2004

**For the period January 3, 2005 (commencement of operation) through October 31, 2005

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. For example, the Advisor has oral and written soft dollar agreements with broker-dealers to provide research services such as Autex, a software program that is used by the Advisor’s trading department to research and determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security. The Advisor also receives numerous research reports and news services, including Baseline Financial Services’ research software and Bloomberg trading and research terminals, which are news, research and trading software products that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Funds. Although research services and other information are useful to the Funds and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to each Fund under the Agreements.

During the fiscal year ended October 31, 2005, the Advisor did not direct any brokerage transactions to brokers as a result of research services provided by such brokers to the Advisor.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table describes the brokerage commissions paid by the Funds for during the periods indicated.

          *For the period November 3, 2003 (commencement of operation) through October 31, 2004

**For the period January 3, 2005 (commencement of operation) through October 31, 2005

The Trust, the Advisor and the Funds’ Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Funds. You may obtain copies of the Codes from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at 1-800-551-3998. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and filed with the Securities and Exchange Commission (the “SEC”) on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Funds must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third-party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, distributor, transfer agent, fund accounting agent, administrator and custodian. The Funds also may disclose portfolio holdings, as needed, to their independent auditors, legal counsel, proxy voting services (if applicable), pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Funds may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Funds.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Funds, the Advisor, nor any of its affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.     Each Fund also may post its complete portfolio holdings to the Funds’ website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of the Fund’s shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing the Fund’s portfolio holdings.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor has adopted the ISS Proxy Voting Guidelines Summary. The ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support. For example, the ISS Guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Advisor to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management. Under the Advisor’s proxy voting policy, the Advisor’s Investment Committee may vote proxies in a manner that does not conform to the ISS Guidelines, provided that the vote is reviewed and approved by the Advisor’s Chief Executive Officer.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at 1-800-551-3998 to request a copy from the Funds’ Chief Compliance Officer, or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at 431 N. Pennsylvania Street, Indianapolis, IN 46204. A copy of the policies will be mailed to you within three days of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Funds with the SEC on Form N-PX. Each Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board of Trustees. The Board of Trustees annually approves the pricing service used by the Funds’ fund accounting agent. The fund accounting agent maintains a pricing review committee, and the committee may, from time to time, consult with an Independent Trustee on good faith pricing issues. Manually priced securities held by the Funds (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (included accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

An example of how each Fund calculated its net asset value per share as of the fiscal year (period) ended October 31, 2005 is as follows:

REDEMPTION IN-KIND

The Funds do not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to an election amount under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Fund.

STATUS AND TAXATION OF THE FUNDS

The Funds were organized as series of a business trust, but intend to continue to qualify for treatment as regulated investment companies (each a “RIC,” or together “RICs”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that they actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of that Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Funds may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If they do so, the applicable Fund will have to include in its income each share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because each Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from each Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Funds might realize capital gains or losses from any such sales, which would increase or decrease the Funds’ investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). As of October 31, 2005, neither Fund had any unused capital loss carryforward.

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Funds realize in connection with the hedge. The Funds’ income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Funds under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Funds will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Funds’ distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Funds are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Funds’ investments. The custodian acts as the Funds’ depository, safekeeps each fund’s portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds’ transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (“UFS”), the parent company of Unified.  Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from each Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250 per Fund) for these transfer agency services.

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from each Fund equal to 0.050% of the Fund’s assets up to $50 million, 0.040% of the Fund’s assets from $50 million to $100 million, 0.030% of the Fund’s assets from $100 million to $150 million, and 0.020% over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from each Fund equal to an annual rate of 0.100% of the Fund’s assets under $50 million, 0.070% of the Fund’s assets from $50 million to $100 million, 0.050% of the Fund’s assets from $100 million to $150 million, and 0.030% over $150 million (subject to a minimum fee of $2,500 per month).

The following table describes the fees paid to Unified by each Fund for fund accounting, administrative and transfer agency services provided to each such Fund for the periods indicated:

**For the period January 3, 2005 (commencement of operation) through October 31, 2005

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Cohen McCurdy, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accountants for the fiscal year ending October 31, 2006. Cohen performs an annual audit of the Funds’ financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the “Distributor”), is the exclusive agent for distribution of shares of the Funds. A Trustee and certain officers of the Trust are shareholders of UFS, the parent company of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

The financial statements and independent registered public accountant’s report required to be included in the Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report to Shareholders for the fiscal year ended October 31, 2005. You can obtain the Annual Report without charge upon written request or request by telephone.